EXHIBIT 10.26

CISCO SYSTEMS       5500 Wayzata Blvd, Suite 725, Golden, Valley, MN 55416




November 29, 1999


Mr. Garth Cook
NetVoice Technologies, Inc.
13747 Montfort, #101
Dallas, TX  75240

Re:  Cisco Systems Capital Corporation lease for equipment

Dear Mr. Cook:

Enclosed, please find the following lease documents:

*    Equipment Schedule AF
*    Authorization Agreement for Automatic Bank Payments (ACH Form)

This lease is 24 Months in length with a 15% purchase option. Please complete and sign the Equipment Schedule, and ACH Form and overnight, along with the first and last payments in advance, in the amount of $58,240.66, to my attention at the address above as soon as possible.

Thank you for this opportunity to do business with you. Please call me with any questions 612/513-3216.

Sincerely,


Susan K. Vik
PROGRAM MANAGER   ISP GROUP

CISCO SYSTEMS CAPITAL CORP.             MASTER LEASE NUMBER
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242           EQUIPMENT SCHEDULE
Tel. 800/928-2349 FAX 612/513-3299

              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location
13747 Montfort, #101     Dallas    TX        75240     Dallas
________________________________________________________________
Street Address           City      State     Zip       County


Qty.      MODEL #AND DESCRIPTION
----      ----------------------
     SEE ATTACHED CISCO QUOTE #6AY-63U
     FOR EQUIPMENT LIST AND PRICING

PURCHASE OPTIONS    __ Fair Market Value
                    __ Other ________________

The Purchase Option terms and conditions are listed in Section 7 of the Master Lease Agreement

SALES TAX OPTIONS:  __ Each lease payment is subject to sales tax
                    __ Total sales tax required in advance
                    __ Exempt Certificate Attached
                         (subject to local tax regulations)

LEASE TERM                    ____________ MONTHS

PAYMENT SCHEDULE
MONTHLY LEASE PAYMENT         ____________/month*
                         (Excludes Applicable Taxes)
                         Automatic Bank Payments (ACH)


ADVANCE PAYMENT               ____________
                         (Includes Applicable Taxes)

REMAINING MONTHLY PAYMENTS    _____________
                         (Excludes Applicable Taxes)

SECURITY DEPOSIT (If Any)     _____________

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF __________ 200_.

NAME OF LESSEE NETVOICE            LESSOR: SUNRISE LEASING CORPORATION
TECHNOLOGIES, INC.

SIGNED_________________ DATE_____  SIGNED_______________________

NAME AND TITLE___________________  DATE_________________________

                                   Cisco Systems, Inc.
                                   251 O'Connor Ridge Blvd.
                                   Suite 100
                                   Irving, TX  75038
                                   Ph: 972-887-2886
                                   Fax: 972-887-2899

                            PRICE QUOTATION

Date: 10/15/99                          Quote Number:  6AY-63U
To:  Dave McEvilly                      Total Price:   $629,999.99
     NetVoice Technologies

     Ph:
     Fax:

                                   Unit
Product   Produce             Qty  List      Disc             Extended
Number    Description              Price     Price    Disc %  Price
___________________________________________________________________________
AS5300-   AS5300 VoIP
96VOIP-A  Gateway-96
          Voice Channels/
          4T1+,IOS IP +
          S53CVP              21   $50,000.00         40.000%  $629,999.99
AS53-AC-PWR  AC Power Chassis
          for the AS5300      21   $0.00              0.000%   $0.00
CAB-AC    Power cord, 110V    42   $0.00              0.000%   $0.00












FOB Point:               Origin         Payment Terms: Net 30
Ship Date:                              Installation:  Available on
                                                       Request and
                                                       Billable
Quote Valid Until:  10/27/1999          Warranty:      90 days

Notes:                             Signed: ___________________________
                                             Gary Crapson


This price quotation does not constitute an offer by Cisco to sell products, but is instead an invitation to issue a purchase order to Cisco until the Quotation Valid date specified on this Price Quotation. Such a purchase order will be subject to Cisco's standard procedures, terms, and conditions for the acceptance of purchase orders. This order may be subject to sales tax. VAT and freight charges even if not noted on this quote.

             AUTHORIZATION AGREEMENT FOR AUTOMATIC PAYMENTS

The ("Buyer") hereby authorizes and directs the Lessor and the Bank named below to initiate variable entries to the checking account designated below for the purposes of making payments due from the Lessee to the Lessor pursuant to this Agreement. Lessee hereby represents and agrees that such checking account is and will continue to be maintained primarily for business purposes. Lessee further agrees that it will maintain at all times sufficient balances in such account to allow Lessor and the Bank named below to charge such account for the charges due from the Lessee hereunder. Unless Lessee's check is otherwise enclosed, please enclose a blank copy of Lessee's check for reference purposes.

DEPOSITORY NAME               BRANCH         LEASE/SCHEDULE
(FINANCIAL INSTITUTION)

_________________________________________________________________________

CITY                                    STATE          ZIP

_________________________________________________________________________

ABU NUMBER (9 DIGIT NUMBER                   ACCOUNT NUMBER
LOCATED BETWEEN :  : ON
BOTTOM OF CHECK)

_________________________________________________________________________

NAMES ON ACCOUNT

_________________________________________________________________________

DATE                     SIGNATURE
_________________________________________________________________________